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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

AMERICAN POWER CONVERSION CORPORATION
(Exact name of registrant as specified in charter)

Date of Report (Date of earliest event reported): May 1, 2003

Massachusetts (State or other jurisdiction of incorporation)	1-12432 (Commission File Number)	04-2722013 (I.R.S. Employer Identification No.)
132 Fairgrounds Road, West Kingston, Rhode Island 02892 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 401-789-5735

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated May 1, 2003, issued by American Power Conversion Corporation

Item 9. Regulation FD Disclosure. (Information Provided Under "Item 12. Results of Operations and Financial Condition.")

        In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," instead is furnished under "Item 9. Regulation FD Disclosure." The following information and the information set forth in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

        On May 1, 2003, American Power Conversion Corporation issued a press release announcing its financial results for the fiscal quarter ended March 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION CORPORATION
DATED: MAY 1, 2003	By:	/s/ DONALD M. MUIR Donald M. Muir Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated May 1, 2003, issued by American Power Conversion Corporation

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SIGNATURES
EXHIBIT INDEX